UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  May 17, 2012
(Date of earliest event reported:  May 11, 2012)

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

(a) On May 11, 2012, Haverty Furniture Companies, Inc. (“Havertys”) held its annual meeting of stockholders. In the election of directors, the holders of shares of Class A common stock and common stock vote as separate classes in accordance with the Company's Charter and each holder is entitled to one vote for each share of stock.  For all other matters, the holders of shares of common stock and Class A common stock vote together as a single class and each holder of shares of common stock is entitled to one vote for each share of stock and Class A common stock is entitled to ten votes for each share of stock.  At the meeting of stockholders, a plurality of votes is required in the election of each class of directors and for all other matters approval requires an affirmative vote of a combined  majority of the votes cast.

(b) Stockholders voted on the matters set forth below.

Proposal 1:	Election of Class A Common Stock Directors.

The holders of Class A common stock elected all seven director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

John T. Glover	2,598,995	9,400	304,229
Rawson Haverty, Jr.	2,604,351	4,044	304,229
L. Phillip Humann	2,598,995	9,400	304,229
Mylle Mangum	2,596,180	12,215	304,229
Frank S. McGaughey, III	2,567,545	40,850	304,229
Clarence H. Smith	2,596,136	12,259	304,229
Al Trujillo	2,601,580	6,815	304,229

Proposal 2:      Election of Common Stock Directors.

The holders of common stock elected all three director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

Terrence F. McGuirk	16,917,528	364,583	1,004,585
Vicki R. Palmer	17,196,407	85,704	1,004,585
Fred L. Schuermann	17,197,007	85,104	1,004,585

Proposal 3:	Ratification of Ernst & Young LLP as our independent auditor.

The stockholders ratified the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2012.  The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of Ernst & Young LLP	47,206,844	202,968	3,124	—

Item 8.01          Other Events

On May 15, 2012 at a meeting of the board of directors of Havertys, the directors voted to reinstate the quarterly cash dividend.  The company issued a press release on May 15, 2012 announcing the dividend reinstatement.  The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 8.01 Current Report on Form 8-K is not considered to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

Item 9.01         Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

99.1           Press Release dated May 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.

May 17, 2012	By:
Jenny Hill Parker Senior Vice President, Finance, Secretary and Treasurer